SELECTHLIFE NY
A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

issued by
ReliaStar Life Insurance Company of New York
and its
ReliaStar Life Insurance Company of New York Variable Life Separate Account I

Supplement dated December 3, 2003, to the Prospectus dated May 1, 2001, as amended October 12, 2001, and May 29, 2003

The information in this supplement updates and amends certain information contained in the Prospectus dated May 1, 2001. Please read it carefully and keep it with your Prospectus for future reference.
___________________________________________

Effective May 1, 2002, ReliaStar Life Insurance Company's affiliate, ING America Equities, Inc., became the principal underwriter (distributor) for the Policies. ING America Equities, Inc. was organized under the laws of the State of Colorado on September 27, 1993 and is registered as a broker/dealer with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. ING America Equities, Inc.'s principal office is located at 1290 Broadway, Denver, Colorado 80203-5699.

131249	Page 1 of 1	December 2003